UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  June 15, 2021

SOUTH JERSEY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ  08037

(Address of principal executive offices) (Zip Code)

(609) 561-9000

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 below of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2021, Elizabethtown Gas Company (the “Company”), an indirect wholly-owned subsidiary of South Jersey Industries, Inc., issued an aggregate principal amount of $125,000,000 of first mortgage bonds (the “Series 2020A-2 Bonds”), in three Tranches, as follows: (a) 2.26% First Mortgage Bonds, Series 2020A-2, Tranche A due June 15, 2031 in the aggregate principal amount of $50,000,000 (the “Series 2020A-2, Tranche A Bonds”), (b) 3.08% First Mortgage Bonds, Series 2020A-2, Tranche B due June 15, 2041 in the aggregate principal amount of $25,000,000 (the “Series 2020A-2, Tranche B Bonds”), and (c) 3.36% First Mortgage Bonds, Series 2020A-2, Tranche C due June 15, 2051 in the aggregate principal amount of $50,000,000 (the “Series 2020A-2, Tranche C Bonds” and, together with the Series 2020A-2, Tranche A Bonds and the Series 2020A-2, Tranche B Bonds, the “Series 2020A-2 Bonds).  The Series 2020A-2 Bonds were issued pursuant to that Bond Purchase Agreement, dated as of November 10, 2020, between the Company and the purchasers named therein (the “Bond Purchase Agreement”) which provided for the Company to issue a series of first mortgage bonds in an aggregate principal amount of $250,000,000 (the “Series 2020A Bonds”), in five Tranches, as follows: (a) 3.28% First Mortgage Bonds, Series 2020A-1, Tranche A due November 10, 2050 in the aggregate principal amount of $75,000,000 (the “Series 2020A-1, Tranche A Bonds”), (ii) 3.38% First Mortgage Bonds, Series 2020A-1, Tranche B due November 10, 2060 in the aggregate principal amount of $50,000,000 (the “Series 2020A-1, Tranche B Bonds” and, together with the Series 2020A-1, Tranche A Bonds, the “Series 2020A-1 Bonds”), (iii) the Series 2020A-2, Tranche A Bonds, (iv) the Series 2020A-2, Tranche B Bonds, and (v) the Series 2020A-2, Tranche C Bonds.  The Series 2020A-1 Bonds were issued on November 10, 2020.

The Series 2020A Bonds were issued under that First Mortgage Indenture dated as of July 2, 2018 (as previously supplemented and amended, the “Indenture”) between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), as supplemented by that Third Supplemental Indenture dated as of November 10, 2020 between the Company and the Trustee and, with respect to the Series 2020A-2 Bonds, that Fourth Supplemental Indenture dated as of June 15, 2021 between the Company and the Trustee (the “Fourth Supplement”).

The $50,000,000 principal amount of Series 2020A-2, Tranche A Bonds were issued on June 15, 2021, are due and payable on June 15, 2031 and bear interest at the rate of 2.26% per annum, payable semiannually on June 15 and December 15 of each year, commencing on December 15, 2021.  The $25,000,000 principal amount of Series 2020A-2, Tranche B Bonds were issued on June 15, 2021, are due and payable on June 15, 2041 and bear interest at the rate of 3.08% per annum, payable semiannually on June 15 and December 15 of each year, commencing on December 15, 2021. The $50,000,000 principal amount of Series 2020A-2, Tranche C Bonds were issued on June 15, 2021, are due and payable on June 15, 2051 and bear interest at the rate of 3.36% per annum, payable semiannually on June 15 and December 15 of each year, commencing on December 15, 2021.  The proceeds from the sale of the Series 2020A-2 Bonds will used for general corporate purposes.

2

The Company may prepay, at any time or from time to time, all or any portion of the Series 2020A Bonds, in an amount not less than 5% of the aggregate principal amount of all of the Series 2020A Bonds then outstanding in the case of a partial prepayment, together with interest accrued thereon to the date of such prepayment as well as a “make-whole amount” to be calculated as provided in the Bond Purchase Agreement; provided, however, that the Company may prepay (a) the aggregate principal amount of the Series 2020A-2, Tranche A Bonds without paying any make-whole amount, beginning on March 15, 2031, and (b) the aggregate principal amount of the Series 2020A-2, Tranche B Bonds without paying any make-whole amount, beginning on December 15, 2040, and (c) the aggregate principal amount of the Series 2020A-2, Tranche C Bonds without paying any make-whole amount, beginning on December 15, 2050.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest and the breach of other agreements in the Indenture.  Generally, if an event of default occurs and is not cured within the time period specified, the Trustee or the holders of at least 25% in principal amount of the first mortgage bonds then outstanding under the Indenture (including the Series 2020A Bonds, the “Bonds”) may declare all the outstanding Bonds to be due and payable immediately.  The Third Supplement also made certain changes to the Indenture regarding events of default and amounts payable in the event the Bonds become due and payable by acceleration prior to their scheduled payment dates.

A copy of the Fourth Supplement (including forms of each of the three Tranches of Series 2020A-2 Bonds), and the Bond Purchase Agreement are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01. The foregoing summaries of the Fourth Supplement (including the forms of each of the three Tranches of Series 2020A-2 Bonds) and the Bond Purchase Agreement are qualified in their entirety by reference to the text of such documents filed herewith.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1
Fourth Supplemental Indenture, dated as of June 15, 2021, between Elizabethtown Gas Company and Wilmington Trust, National Association, as Trustee, including forms of the Series 2020A-2, Tranche A Bonds, the Series 2020A-2, Tranche B Bonds and the Series 2020A-2, Tranche C Bonds.

10.1
Bond Purchase Agreement, dated as of November 10, 2020, between Elizabethtown Gas Company and the purchasers listed therein (incorporated by reference to Exhibit 10.1 to the South Jersey Industries, Inc. Current Report on Form 8-K filed on November 13, 2020).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Dated: June 17, 2021	By:	/s/ Steven Cocchi
Name:	Steven Cocchi
Title:	Chief Financial Officer

4